UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2024 (May 14, 2024)

AUBURN NATIONAL BANCORPORATION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26486	63-0885779
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Gay Street, P.O. Drawer 3110, Auburn, Alabama 36831-3110

(Addresses of Principal Executive Offices, including Zip Code)

(334) 821-9200

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre- commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	AUBN	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders (the “Annual Meeting”) of Auburn National Bancorporation, Inc. (the “Company”) was held on May 14, 2024. This meeting was held for the purpose of considering the election of 11 directors to the Board of Directors to serve one-year terms expiring at the Company’s 2025 Annual Meeting of Shareholders and until their successors have been elected and qualified. As to the election of 11 directors, C. Wayne Alderman, Terry W. Andrus, J. Tutt Barrett, Laura J. Cooper, Robert W. Dumas, William F. Ham, Jr., David A. Hedges, David E. Housel, Michael A. Lawler, Anne M. May, and Sandra J. Spencer were all elected to the Board of Directors. In addition, at the Annual Meeting, the shareholders (i) approved, on a non-binding, advisory basis, the compensation of the Company’s “named executive officers” as disclosed in the Proxy Statement, (ii) approved the 2024 Equity and Incentive Compensation Plan, and (ii) ratified the appointment of Elliott Davis LLC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024.

The final voting results of the director elections, approval of compensation for the Company’s “named executive officers” and ratification of the independent public accounting firm, which were described in more detail in the Proxy Statement, are set forth below.

1.	Each director was elected by the following tabulation:

Director	Votes For	Withheld	Broker Non-Votes
C. Wayne Alderman	1,447,230	19,619	1,136,555
Terry W. Andrus	1,409,388	57,461	1,136,555
J. Tutt Barrett	1,415,741	51,108	1,136,555
Laura J. Cooper	1,450,053	16,796	1,136,555
Robert W. Dumas	1,429,855	36,994	1,136,555
William F. Ham, Jr.	1,447,104	19,744	1,136,555
David A. Hedges	1,437,223	29,626	1,136,555
David E. Housel	1,437,469	29,380	1,136,555
Michael A. Lawler	1,451,822	15,027	1,136,555
Anne M. May	1,411,705	55,144	1,136,555
Sandra J. Spencer	1,450,053	16,796	1,136,555

2.	The non-binding, advisory vote on the compensation of the Company’s “named executive officers” as disclosed in the proxy statement was approved by the following tabulation:

For	Against	Abstain	Broker Non-Votes
1,408,997	43,730	14,121	1,136,555

3.	The approval of the 2024 Equity and Incentive Compensation Plan as disclosed in the proxy statement was approved by the following tabulation:

For	Against	Abstain	Broker Non-Votes
1,419,559	34,282	13,007	1,136,555

4.

Ratification of the appointment of Elliott Davis LLC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024 was approved and accordingly ratified by the following tabulation:

For	Against	Abstain
2,537,690	31,129	34,585

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUBURN NATIONAL BANCORPORATION, INC.
(Registrant)

/s/ David A. Hedges
David A. Hedges
President and CEO

Date: May 16, 2024